UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 24, 2005

Southside Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Item 5.02 (b) After nearly fifteen years of distinguished service, Rollins Caldwell notified the Chairman of the Board on February 24, 2005 that he will retire as a Director of Southside Bancshares, Inc. (the “Company”) on April 21, 2005, the date of the Company’s annual shareholders meeting. Mr. Caldwell’s faithful and loyal service as a Director of the Company will be missed, but we are pleased to report he has agreed to remain as an Advisory Director of the Company’s subsidiary, Southside Bank. Mr. Caldwell’s resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: February 28, 2005	By:	/s/ Julie Shamburger

Julie Shamburger
Vice President and Controller